© 2017 Mercury Systems, Inc. William Blair Midwest Road Show Mark Aslett President and CEO Gerry Haines Executive Vice President and CFO February 8-9, 2017

2 © 2017 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2017 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2016. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2017 Mercury Systems, Inc. …to address the industry's challenges and opportunities Pioneering a next generation defense electronics company… • High-tech commercial business model • Secure processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • LTM 12/31/16(1) $337M revenue; Growth YoY: – 39% revenue – 19% GAAP net income – 48% Adj. EBITDA – 56% backlog • FY17 guidance(2): – $393M - $400M revenue – $19.4M - $21.4M GAAP income(1) – $87.5M - $90.5M Adj. EBITDA (1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed.

4 © 2017 Mercury Systems, Inc. Investor highlights Proven Management Team Pure play aerospace and defense electronics company. Embedded on key growth programs aligned to DoD priorities Leading Positions on Well-funded Platforms Pacific pivot and third offset, aging platform modernization, foreign and international military sales Aligned with Industry Growth Drivers Internally-funded R&D. IP retention. Commercial sales model. US development, manufacturing and support for secure systems Next Generation Defense Electronics Business Model Secure sensor processing, safety-critical mission processing and platform management subsystems, software and services Innovative Technology Leader Captive Prime outsourcing largest secular growth trend. RF and secure processing content expansion on key DoD programs Low Risk Growth Strategy Scalable business, engineering and manufacturing platform to facilitate future acquisitions Business Platform Built to Scale Successful business transformation. Double-digit revenue growth with strong profitability

5 © 2017 Mercury Systems, Inc. We are deployed on 300+ programs with 25+ Primes RADAR EW EO/IR – C4I Triton Aegis Patriot F-16 F-35 Global Hawk SEWIP Badger/Buzzard F-15 AH-64 Apache P-8 MMA KC-46 F-16 Reaper/Gorgon Stare MISSILES & MUNITIONS MALD-J SM2/3/6 Paveway SDB II PGK F-35

6 © 2017 Mercury Systems, Inc. Mercury’s vision is to be the… Leading commercial provider of secure sensor and mission processing subsystems

7 © 2017 Mercury Systems, Inc. …provider of secure sensor and mission processing subsystems Acquisitions have transformed Mercury into a commercial… • Acquired capabilities significantly expand addressable market • Moved up the value chain • Model facilitates greater customer outsourcing • Accelerates customer supply chain consolidation • Disintermediate traditional product competitors • Low-risk, high-growth content expansion organic growth • Future M&A opportunities DIGITIZATION RF RF RF RF RF SECURE STORAGE SECURE STORAGE Defense Electronic Subsystem * Represents carve-out acquisition from Microsemi Corp. RF DIGITIZATION SENSOR PROCESSING SENSOR PROCESSING MISSION PROCESSING MISSION PROCESSING * * * *

8 © 2017 Mercury Systems, Inc. Five major trends shaping the defense industry Crowding Out of Defense Spending and Investment: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, ISIS threat, North Korean agitation, Middle East instability Industry Has Cut Capacity to Innovate: Reduced headcount, fewer engineers and aging workforce; Less IR&D and growth investments, increased dividends and buybacks Defense Procurement Reform 3.0: Firm-fixed-price contracts and less government-funded R&D changing economics and competitive dynamics of defense industry Political Dysfunction: Sequestration-driven cuts and repeated Continuing Resolutions disrupting DoD budget process and spending

9 © 2017 Mercury Systems, Inc. Defense budget outlook improved New administration expected to better support Defense Sources: National Defense Authorization Act of 2016, GFY2017 President’s Budget Request. Both the House and Senate authorized President’s requested $524b for GFY17. Numbers may not add due to rounding. Topline Base Authorization Budget vs. BCA Caps & Bipartisan Budget Act Agreement ($B) $496 $500 $512 $525 $537 $551 $496 $522 $524 $557 $565 $570 $585 480 500 520 540 560 580 600 620 2015 2016 2017 2018 2019 2020 2021 2011 Budget Act 2015 Budget Act PBR17

10 © 2017 Mercury Systems, Inc. Mercury’s capabilities and opportunity for growth… …are aligned to DoD investment priorities Pacific Pivot & Third Offset: Platforms need improved sensors, autonomy, electronic protection and attack, on-board exploitation. Greater demand for onboard processing Aging Platform Modernization: Port customer software to available state-of-the-art open architectures to rapidly and affordably upgrade electronics on aging military platforms International and Foreign Military Sales: Upgrade subsystems with security for export to expand addressable market, grow revenues and access international customer R&D funding

11 © 2017 Mercury Systems, Inc. …is the Defense industry's largest secular growth opportunity Captive outsourcing by Defense prime contractors… • 2017 A&D electronics is $97 billion market • US Defense is nearly half of total market at $43B • Global Tier 2 compute & RF $31B; US $13B • Small percentage of Tier 2 compute & RF estimated to be currently outsourced • Primes outsourcing to fewer but more capable suppliers willing to invest, share risk and rewards • Source: RSAdvisors research & analysis $91 $97 $100 $103 $106 $108 $41 $43 $44 $45 $45 $47 $28 $31 $32 $34 $35 $36 $13 $13 $14 $14 $15 $15 $0 $20 $40 $60 $80 $100 $120 2016 2017 2018 2019 2020 2021 Global A&D Electronics Systems Market ($B) Global A&D Electronic Systems Global Tier 2 Compute & RF US Defense Electronic Systems US Defense Tier 2 Compute & RF

12 © 2017 Mercury Systems, Inc. Mercury’s addressable market increased ~8x supporting continued… …above industry average growth, returns and future acquisitions Sources: RSAdvisors research & analysis. Mercury market expansion reflects the Company’s acquisitions and expanded offerings from R&D investments. $3.9 $13.5 $30.5 $17.5 $9.1 0 5 10 15 20 25 30 35 Historic Addressable Market Mercury Market Expansion Current Addressable Market Mercury's Tier 2 Addressable Market ($B) Compute RF U.S. Defense Tier 2 Compute & RF Global Tier 2 Compute & RF Compute $21.4 70% RF $9.1 30% Sensor/EW Mission Systems $13.4 44% C4I Mission Systems $7.7 25% Platform Mgmt $4.0 13% Transport Jet $4.4 14% Business Jet $1.0 4% Comm'l Aerospace $5.6 19% U.S. Defense $13.5 44% RoW Defense $11.4 37%

13 © 2017 Mercury Systems, Inc. …as customers seek affordable outsourced pre-integrated subsystems Business model built for speed, innovation and affordability… • Traditional COTS board model broken (“Plug-n-Pray”) – Product procurement cost low – Large hidden integration costs – Lower Prime IR&D spending – COTS lifecycle support difficult • Defense procurement reform – Less Government-funded cost-plus integration – Under firm fixed price, Prime bears risk and expense • Acquired and pre-integrating sensor chain technologies – More affordable, lower risk, simplifies supply chain – Open architectures and open middleware speed adoption Primes RF Digital Secure Processing Mercury Pre-integrated Secure Sensor and Mission Processing Subsystems Government Traditional COTS Model “Plug-n-Pray” Operating System COTS COTS COTS Proprietary Middleware Classified Prime/Gov’t IP 36+ months Time to Market 12 months Time to Market Open Middleware Application Ready Software Toolkit Classified Prime/Gov’t IP

14 © 2017 Mercury Systems, Inc. Highest Safety Design Assurance Levels (DAL) SPEED SWaP SOFTWARE SECURITY Highest Performance Processing Best Size, Weight and Power (SWaP) Industry-leading Embedded Security Most Advanced Open Middleware SAFETY Only high-tech commercial company with the technology… …and domain expertise for secure sensor and mission processing Safe and Secure Sensor and Mission Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE

15 © 2017 Mercury Systems, Inc. We will continue to execute on a disciplined and focused M&A strategy Platform Management Mission Management Comms EW Radar EO/IR Acoustics Avionics / Vetronics Command & Control / Battle Management Dedicated Communications Electronic Warfare Radar Electro Optical / Infrared Acoustics Control & operation of platform Processing & exploitation of information Dissemination of information Offensive & defensive exploitation of EM spectrum Use of RF signal to detect, track, and ID Thermographic camera which provides video output Sound pulses to determine object location $9.3B 4.8% CAGR ‘17-21 $3.3B 2.5% CAGR ‘17-21 $4.5B 4.1% CAGR ‘17-21 $5.1B 5.8% CAGR ‘17-21 $5.7B 4.1% CAGR ‘17-21 $1.9B 5.1% CAGR ‘17-21 $0.7B 4.5% CAGR ‘17-21 C4I Mission Systems Sensor/EW Mission Systems Platform Systems Mission Systems C4I / Mission Systems Sensor / EW Mission Systems D ef in it io n Source: RSAdvisors research & analysis Aerospace & Defense Platform Electronics Content 2 0 1 7 Ti er 2 * M ar ke t $ B *Tier 2 includes Embedded Computing and subsystems with RF content

16 © 2017 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity captive Prime outsourcing • Above industry-average growth; dramatic improvement in profitability • Business platform built to grow and scale through future acquisitions

© 2017 Mercury Systems, Inc. Financial Overview Gerry Haines Executive Vice President & CFO

18 © 2017 Mercury Systems, Inc. The evolution of Mercury Systems 77% Share price $19.09 $33.72 108% Market Capitalization $665 $1,383 162% Enterprise Value $583 $1,528 39% Revenue(1) $243 $337 48% Adj. EBITDA(1) $50 $74 16% Adj. EPS(1) $0.91 $1.06 V al u ati o n Ope ra ti o na l In millions, except percentage and per share data. Notes: (1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs. (2) As of January 29, 2016, share data from Q2 2016 10-Q. (3) As of January 31, 2017, share data from Q1 2017 10-Q. Today(3) One Year Ago(2) % Increase / (Decrease)

19 © 2017 Mercury Systems, Inc. 1,027 Mercury’s financial profile puts it in a unique category ALL NYSE AND NASDAQ COMPANIES WITH MARKET CAPITALIZATION BETWEEN $750mm - $3bn ~21% Adj. EBITDA CY15 ~10% CY13-15 ~25% LTM 9/30/2016 24 Companies 94 Companies 218 Companies EBITDA Margin >20% CY15 Revenue CAGR >10% CY13-15 Companies LTM 9/30/2016 Revenue Growth >25% 22% Adj. EBITDA CY16 18% CY13-16 39% LTM 12/31/2016 Notes: • Source: FactSet; market data as of January 20, 2017. • LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs. • Financials represent reported results and are not adjusted for acquisitions or divestitures. • NASDAQ companies represent those that are U.S. listed.

20 © 2017 Mercury Systems, Inc. Strong revenue growth and operating leverage… 20% revenue and 73% Adj. EBITDA CAGR FY13-FY17E …yielded dramatic growth in adjusted EBITDA Notes: (1) Fiscal years ended June 30; FY13-16 figures are as reported in the Company’s Form 10-Ks. (2) Estimate based upon guidance from the Company’s most recent earnings release. CAGR assumes revenue and Adj. EBITDA at the mid-point of the range. (3) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs. 194 209 235 270 393-400 243 337 5% $9.9M 11% $23.5M 19% $44.4M 21% $57.3M 21% $50.1M 22% $74.0M 22%-23% $87.5M – $90.5M 0% 10% 20% 30% 40% 0 50 100 150 200 250 300 350 400 450 FY13 FY14 FY15 FY16 FY17E⁽²⁾ LTM Q2 FY16 LTM Q2 FY17 Revenue to Adjusted EBITDA trends Mercury Revenue ($M) Mercury Adj EBITDA (%, $M)

21 © 2017 Mercury Systems, Inc. FY13-FY16 backlog CAGR of 28%... …yielded record backlog and revenue coverage exiting FY16 109 144 166 239 278 27 30 41 49 40 136 174 208 288 319 0 50 100 150 200 250 300 350 FY13 FY14 FY15 FY16 Q2 FY17 Mercury Ending Backlog ($M) 12-Month Ending Backlog > 12-Month Backlog 52% Fwd Revenue Coverage Ratio⁽¹⁾ 61% 62% 60% - 61% Estimate(2) Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue (or initial revenue estimate for current/future year). (2) Estimate based upon FY17 revenue guidance provided in the Company’s most recent earnings release.

22 © 2017 Mercury Systems, Inc. …which in turn is driving strong actual results Acquisitions and investments driving significant opportunity growth… • Acquired businesses brought wide array of programs and capabilities • Content expansion drives outsized growth • New design wins have expanded program portfolio • Result is expanded, diversified, growing base of programs and content • Total potential value grew 2.4x to $3.8B in 4 years • Broader portfolio yields lower program risk Note: Refer to Appendix for definitions of “Probable” and “Possible”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 1,770 1,593 2,030 1,074 1,133 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 FY13 FY13-FY17 Increase FY17 Top 30 Programs Estimated Lifetime Value ($M) Compute RF 3,800 Probable Possible Possible 2,207

23 © 2017 Mercury Systems, Inc. Strong LTM performance 39% revenue and 48% adjusted EBITDA growth YoY In millions, except percentage and per share data LTM Q2FY16 LTM Q2FY17(2) Change Backlog $204.8 $318.8 56% Revenue $242.5 $337.0 39% Gross Margin(2) 48% 46% (2) pts Operating Expenses(2) $93.6 $129.2 38% Adjusted OpEx (% of revenue)(3) 37% 37% (0) pt GAAP Income(4) $18.7 $20.9 11% GAAP EPS $0.56 $0.55 (2%) Adjusted EPS(5) $0.91 $1.05 16% Adj. EBITDA(5) $50.1 $74.0 48% Notes: (1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs, except as noted below. (2) LTM Q2FY17 was adjusted in Q3FY16 for the subsequent reclassification of $0.9M of sustaining engineering expenses from Cost of Revenues to Research and Development . (3) Excludes $3.6M of restructuring and acquisition costs and other related expenses from GAAP operating expenses in LTM Q2 FY16 and $4.5M in LTM Q2 FY17. (4) LTM Q2FY17 was adjusted in Q3FY16 for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was ($0.2M), ($0.2M) and $0.00 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively. (5) Non-GAAP, see reconciliation table.

24 © 2017 Mercury Systems, Inc. Q2 FY17 vs. Q2 FY16 Notes: (1) Q2FY16 figures are as reported in the Company’s Form 10-Q and Q2FY17 figures are as reported in the Company’s most recent earnings release. (2) Includes $0.9 million negative impact of inventory valuation step-up from purchase accounting. (3) Non-GAAP, see reconciliation table. In millions, except percentage and per share data Q2FY16⁽¹⁾ Q2FY17⁽¹⁾ Change Revenue $60 $98 63% Gross Margin 49% 48%(2) (1)pt Operating Expenses $23.4 $38.4 64% GAAP Income $5.0 $5.2 4% GAAP EPS $0.15 $0.13 (13%) Adjusted EPS(3) $0.23 $0.30 30% Adj. EBITDA(3) $12.6 $23.0 83%

25 © 2017 Mercury Systems, Inc. Q3 FY17 guidance vs. Q3 FY16 actual Notes: (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (2) Q3FY16 figures are as reported in the Company’s Form 10-Q and were adjusted for the reclassification of $0.9M of sustaining engineering expenses from Cost of Revenues to Research and Development. (3) Includes $0.3 million negative impact of inventory valuation step-up from purchase accounting. (4) Q3FY16 figure is as reported in the Company’s Form 10-Q and was adjusted for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was ($0.2M), ($0.2M) and $0.00 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively. (5) Non-GAAP, see reconciliation table. In millions, except percentage and per share data Q3FY16 Q3FY17(1) Change Revenue $66 $103 - $107 56% - 62% Gross Margin(2) 48% 47% - 47%(3) (1)pt - 0pt Operating Expenses(2) $24.6 $38.1 - $38.5 55% - 57% GAAP Income(4) $4.4 $5.6 - $6.8 29% - 56% GAAP EPS(4) $0.13 $0.14 - $0.17 8% - 31% Adjusted EPS(5) $0.25 $0.29 - $0.32 16% - 28% Adj. EBITDA(5) $14.6 $22.8 - $24.7 57% - 70%

26 © 2017 Mercury Systems, Inc. FY17 annual guidance Notes: (1) FY16 figures are as reported in the Company’s Form 10-K. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (3) GAAP income from continuing operations. (4) Non-GAAP, see reconciliation table. In millions, except percentage and per share data FY16(1) FY17(2) Change Revenue $270 $393 - $400 45% - 48% GAAP Income(3) $19.7 $19.4 - $21.4 (2%) - 8% GAAP EPS $0.56 $0.49 - $0.54 (13%) - (4%) Adjusted EPS(4) $0.96 $1.09 - $1.14 14% - 19% Adj. EBITDA(4) $57.3 $87.5 - $90.5 53% - 58%

27 © 2017 Mercury Systems, Inc. New target business model beginning FY17 Notes: (1) FY15 and FY16 figures are as reported in the Company’s Form 10-K , except as noted below in footnote 3. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (3) FY16 was adjusted for the subsequent reclassification of $2.9M of sustaining engineering expenses from Cost of Revenues to Research and Development. (4) GAAP income from continuing operations. (5) Non-GAAP, see reconciliation table. FY15⁽¹⁾ FY16⁽¹⁾ FY17(2) Revenue 100% 100% 100% 100% Gross Margin(3) 47% 47% 45% - 50% SG&A 21% 20% 16% - 18% R&D(3) 14% 13% 11% - 13% Amortization 3% 3% ~5% 4% - 5% GAAP Income(4) 6% 7% 5% - 6% NA Adj. EBITDA(5) 19% 21% 22% - 23% 22% - 26% New Target Business Model

28 © 2017 Mercury Systems, Inc. Conservative balance sheet Ample liquidity, unused $100M credit facility, $172M Universal Shelf capacity Notes: (1) Reflects use of approximately $39 million in connection with acquisition of CES completed in Q2 of fiscal 2017. Excludes $216M of proceeds received from 2/1/17 equity offering. (2) $200 Term Loan A facility entered into on May 2, 2016 in connection with closing of Microsemi carve-out acquisition. FY15 FY16 Q2 FY17 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 78 82 46(1) Accounts receivable, net 54 96 97 Inventory, net 32 58 70 PP&E, net 13 28 39 Goodwill and intangibles, net 186 461 489 Other 24 12 25 TOTAL ASSETS 387 737 766 LIABILITIES AND S/E AP and other liabilities 37 72 90 Debt 0 192(2) 191(2) Total liabilities 37 264 281 Stockholders' equity 350 473 485 TOTAL LIABILITIES AND S/E 387 737 766 Added $216M via 2/1/17 equity offering

29 © 2017 Mercury Systems, Inc. We actively develop potential acquisition targets across all channels Acquisition Close Date Jan 2011 Dec 2011 Aug 2012 Dec 2015 May 2016 Nov 2016 Size $31mm $70mm $75mm $10mm $300mm $39mm Strong Strategic Rationale       Expand Addressable Market       Revenue & Cost Synergies       Accretive in Short Term       Seller Founder Private Equity Public Founder Corporate Carve-out Private Equity Sourcing Proprietary Negotiated Proprietary Negotiated Targeted Auction Proprietary Negotiated Proprietary Negotiated Proprietary Negotiated Learn Market Add Capabilities Scale Business Leverage Channel Maintain Conservative Balance Sheet Disciplined Approach to M&A * Represents carve-out acquisition from Microsemi Corp. * ~$350mm of capital deployed in 12 months

30 © 2017 Mercury Systems, Inc. • Improved defense environment, fast-moving streams enhance opportunities • Acquisitions have transformed top and bottom lines • Broader base of larger, more diversified programs • Record backlog enhances forward visibility, facilitates operational execution • Sustained growth & profitability, above industry-averages • Strong financial position supports organic growth and future M&A Poised for continued, profitable growth

© 2017 Mercury Systems, Inc. Appendix

32 © 2017 Mercury Systems, Inc. Q3 FY17 guidance (as of January 23rd) Notes: (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (2) Q3FY16 figure is as reported in the Company’s Form 10-Q and was adjusted for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was ($0.2M), ($0.2M) and $0.00 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively. (3) Non-GAAP. In millions, except percentage and per share data Q3 FY16 Q3 FY17⁽¹⁾ YoY Change Actual Est. Range Revenue $66 $103 - $107 56% - 62% GAAP Income from continuing operations(2) $4.4 $5.6 - $6.8 29% - 56% Adj EBITDA⁽³⁾ $14.6 $22.8 - $24.7 57% - 70% Adj EBITDA Adjustments: Income (loss) from continuing operations 4.4 $5.6 - $6.8 Interest (income) expense, net ($0.0) 1.7 Tax provision (benefit) (2) $2.6 $3.0 - $3.7 Depreciation $1.6 3.5 Amortization of intangible assets $1.8 4.7 Restructuring and other charges $0.4 0.1 Impairment of long-lived assets $0.0 0.0 Acquisition and financing costs $1.7 0.1 Fair value adjustments from purchase accounting $0.0 0.3 Litigation and settlement expenses $0.0 0.0 Stock-based compensation expense $2.2 3.8 Adj EBITDA(3) $14.6 $22.8 - $24.7 57% - 70% GAAP EPS(2) $0.13 $0.14 - $0.17 $0.01 to $0.04 Adjusted EPS(3) $0.25 $0.29 - $0.32 $0.04 to $0.07

33 © 2017 Mercury Systems, Inc. FY17 guidance (as of January 23rd) Notes: (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (2) Non-GAAP. In millions, except percentage and per share data FY16 FY17⁽¹⁾ YoY Change Actual Est. Range Revenue $270 $393 - $400 46% - 48% GAAP Income from continuing operations $19.7 $19.4 - $21.4 (2%) - 8% Adj EBITDA⁽²⁾ $57.3 $87.5 - $90.5 53% - 58% Adj EBITDA Adjustments: Income (loss) from continuing operations 19.7 $19.4 - $21.4 Interest (income) expense, net 1.0 7.3 Tax provision (benefit) 5.5 $7.2 - $8.2 Depreciation 6.9 13.2 Amortization of intangible assets 8.8 19.0 Restructuring and other charges 1.2 0.7 Impairment of long-lived assets 0.2 0.0 Acquisition and financing costs 4.7 1.8 Fair value adjustments from purchase accounting 1.4 3.5 Litigation and settlement expenses (1.9) 0.1 Stock-based compensation expense 9.6 15.3 Adj EBITDA⁽²⁾ $57.3 $87.5 - $90.5 53% - 58% GAAP EPS $0.56 $0.49 - $0.54 ($0.08) to ($0.03) Adjusted EPS⁽²⁾ $0.96 $1.09 - $1.14 $0.12 to $0.17

34 © 2017 Mercury Systems, Inc. Adjusted EPS reconciliation Notes: (1) Numbers shown are in cents. (2) Upon the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, the Company recognized $1,100 of excess tax benefits in FY16. The tax benefit (provision) impacts were $896, $247, $(169), and $126 for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter in FY16, respectively. The GAAP EPS impacts were $0.02, $0.01, $0.00, and ($0.03) for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter in FY16, respectively. (000's) FY13 FY14 FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Q1 FY17 Q2 FY17 Diluted net earnings (loss) per share from continuing operations⁽¹⁾⁽²⁾ $ (0.46) $ (0.13) $ 0.44 $ 0.08 $ 0.15 $ 0.13 $ 0.19 $ 0.56 $ 0.10 $ 0.13 Income (loss) from continuing operations $(13,782) $ (4,072) $ 14,429 $ 2,856 $ 5,040 $ 4,357 $ 7,489 $ 19,742 $ 3,819 $ 5,204 Amortization of intangible assets 8,222 7,328 7,008 1,713 1,638 1,754 3,737 8,842 4,602 4,888 Restructuring and other charges 7,060 5,443 3,175 338 221 409 272 1,240 297 69 Impairment of long-lived assets - - - - 231 - - 231 - - Acquisition and financing costs 318 - 451 2,298 25 1,725 653 4,701 553 1,114 Fair value adjustments from purchase accounting 2,293 - - - - - 1,384 1,384 2,077 870 Litigation and settlement (income) expenses, net - - - - - - (1,925) (1,925) - 100 Stock-based compensation expense 7,854 8,999 8,640 2,702 2,392 2,150 2,330 9,574 3,632 4,093 Impact to income taxes⁽²⁾ (8,776) (5,772) (6,733) (3,466) (1,722) (1,979) (2,808) (9,975) (6,085) (4,441) Adjusted income from continuing operations $ 3,189 $ 11,926 $ 26,970 $ 6,441 $ 7,825 $ 8,416 $ 11,132 $ 33,814 $ 8,895 $ 11,897 Diluted adjusted net earnings per share ⁽¹⁾ $ 0.10 $ 0.37 $ 0.82 $ 0.19 $ 0.23 $ 0.25 $ 0.29 $ 0.96 $ 0.22 $ 0.30 Weighted-average shares outstanding: Basic 30,128 31,000 32,114 32,778 33,120 33,251 37,811 34,241 38,865 39,151 Diluted 30,128 31,000 32,939 33,616 33,831 33,991 38,954 35,097 39,865 39,985

35 © 2017 Mercury Systems, Inc. Adjusted EBITDA reconciliation (000's) FY13 FY14 FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Q1 FY17 Q2 FY17 Income (loss) from continuing operations⁽¹⁾ $(13,782) $ (4,072) $ 14,429 $ 2,856 $ 5,040 $ 4,357 $ 7,489 $ 19,742 $ 3,819 $ 5,204 Interest expense (income), net 31 40 13 (22) (21) (36) 1,120 1,041 1,782 1,888 Tax provision (benefit)⁽¹⁾ (10,501) (1,841) 4,366 368 1,433 2,642 1,101 5,544 (1,259) 1,779 Depreciation 8,445 7,625 6,332 1,588 1,620 1,565 2,127 6,900 2,718 2,966 Amortization of intangible assets 8,222 7,328 7,008 1,713 1,638 1,754 3,737 8,842 4,602 4,888 Restructuring and other charges 7,060 5,443 3,175 338 221 409 272 1,240 297 69 Impairment of long-lived assets - - - - 231 - - 231 - - Acquisition and financing costs 318 - 451 2,298 25 1,725 653 4,701 553 1,114 Fair value adjustments from purchase accounting 2,293 - - - - - 1,384 1,384 2,077 870 Litigation and settlement (income) expenses, net - - - - - - (1,925) (1,925) - 100 Stock-based compensation expense 7,854 8,999 8,640 2,702 2,392 2,150 2,330 9,574 3,632 4,093 Adjusted EBITDA $ 9,940 $ 23,522 $ 44,414 $ 11,841 $ 12,579 $ 14,566 $ 18,288 $ 57,274 $ 18,221 $ 22,971 Notes: (1) Upon the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, the Company recognized $1,100 of excess tax benefits in FY16. The tax benefit (provision) impacts were $896, $247, $(169), and $126 for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter in FY16, respectively.

36 © 2017 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.

37 © 2017 Mercury Systems, Inc. Glossary AEGIS Aegis Ballistic Missile Defense System ECM Electronic Countermeasures OpenVPX System-level specification for VPX, initiated by Mercury AESA Active Electronically Scanned Array EO/IR Electro-optical / Infrared PBR President's Budget Request AIDEWS Advanced Integrated Defensive Electronic Warfare Suite EP Electronic Protection PGK Precision Guidance Kit AMC Advanced Microelectronics Center EW Electronic Warfare RDP Radar Digital Processor ATCA Advanced Telecommunications Architecture FAB-T Family of Beyond Line-of-Sight Terminals RF Radio Frequency AWACS Airborne Warning and Control System FC Fire Control RoW Rest of World BCA Budget Control Act FMS Foreign Military Sales SABR Scalable Agile Beam Radar C2 Command & Control FMV Full Motion Video SBC Single Board Computer C4ISR Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance IFF Identification Friend or Foe SDB Small Diameter Bomb COTS Commercial off-the Shelf IMA Integrated Microwave Assembly SEWIP Surface Electronic Warfare Improvement Program CR Continuing Resolution LRDR Long Range Discrimination Radar SIGINT Signals Intelligence DAL Design Assurance Level MALD Miniature Air Launched Decoy SIP System-in-Package DEWS Digital Electronic Warfare System MMA Multimission Maritime Aircraft SIRFC Suite of Integrated RF Countermeasures DRFM Digital Radio Frequency Memory MOSA Modular Open Systems Architecture SM Standard Missile DSP Digital Signal Processing NMT Navy Multiband Terminal SSEE Ships Signal Exploitation Equipment EA Electronic Attack O&M Operations & Maintenance SWaP Size Weight and Power